Cel-Sci Corporation
  Annual Report on Form 10-K
         Year Ended September

          30, 1996 Exhibit 23









































INDEPENDANT AUDITORS' CONSENT




We consent to the incorporation by
reference in the Registration Statement
No. 33-55966 of CEL-SCI Corporation on
Form S-8 of our report dated November
27, 1996, appearing in this Annual
Report on Form 10-K of CEL-SCI
Corporation for the year ended September
30, 1996.














DELOITTE & TOUCHE LLP
Washington, DC
December 20, 1996